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                                                                   Exhibit 10.8

                             SHOPPING CENTER LEASE

         THIS SHOPPING CENTER LEASE, made and entered into as of the 3rd day of NOVEMBER, 1999, and between Landlord as hereinafter defined and Tenant as hereinafter defined.

                              W I T N E S S E T H

         In consideration of the rent to be paid, the mutual covenants and agreements herein contained, and of other good and valuable considerations, the receipt and legal sufficiency of which are hereby acknowledged by both parties hereto, Landlord hereby demises and rents unto Tenant, and Tenant hereby leases from Landlord, certain premises now existing in Landlord's Shopping Center named below and described in Exhibit "A" attached hereto, upon the terms, covenants and conditions hereinafter contained.

                                   ARTICLE I

                   FUNDAMENTAL LEASE PROVISIONS AND EXHIBITS

         Section 1.1 Fundamental Lease Provisions.

         A.      SHOPPING CENTER: The Commonwealth Center

         B.      LANDLORD: Barrett Family Partnership I d/b/a The Commonwealth
                  Center

         C.      TENANT: Progressive Telecommunications Corporation, Inc.

         D.      LEASED PREMISES: 18469 U.S. Highway 19 North, Clearwater,
                  FL 33764

         E.      SIZE/DIMENSIONS: 70,000 square feet

         F.      PERMITTED USES: Business operation

         G. LEASE TERM: 3 Years. Commencing the 1st day of November, 1999 and Terminating midnight October 31, 2002.

         H.      OPTIONS: See Exhibit "E"

         I.      RENT SCHEDULE: See Exhibit "C"
                  (All rents shall be plus applicable Florida rental tax.)

         J.      RENT COMMENCEMENT DATE: December 1, 1999 (52,000 sf)
                                          May 1, 2001      (70,000 sf)

         K.      LEASE COMMENCEMENT DATE: November 1, 1999

         L. RENTAL PAYMENT PLACE: Office of The Commonwealth Center, c/o J B Management, Inc. 300 S. Duncan Ave., Suite 275, Clearwater, FL 33755

         M. PRORATA SHARE: 42% representing the percentage of the total rentable space in the Shopping Center represented by the number of rentable square feet in the Lease Premises.

         N. COMMON AREA MAINTENANCE CONTRIBUTION: Tenant's proportionate prorata share $70,000 CAP. annually _________________________
                                            actual, not to exceed ____________

         0. REAL ESTATE TAX CONTRIBUTION: Tenant's proportionate prorate share based on actual cost.

         P. INSURANCE CONTRIBUTION: Tenant's proportionate prorata share based on actual cost.

         Q.      SECURITY DEPOSIT: $30,625.00




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cleaning, landscaping, policing and supervision of the common facilities, and all other items properly constituting operating and maintenance costs according to standard accounting practices as determined by Landlord, managing agent or accountant. "Common Facilities" means all areas, space,

         Section 1.2 Effect of Reference to a Fundamental Lease Provision. Each reference in this Lease to any of the Fundamental Lease Provisions contained in
Section 1.1 shall be construed to incorporate all of the terms provided under each such Fundamental Lease Provisions as hereunder amplified.

         Section 1.3 Exhibits. The exhibits listed in this section and attached to this Lease are incorporated herein by reference and are to be construed as a part hereof.

         Exhibit A. Legal Description.

         Exhibit B. Plot Plan.

         Exhibit C. Rent Schedule.

         Exhibit D. Tenant/Landlord Work Schedule

         Exhibit E. Renewal Option

         Exhibit F. Sign Criteria

                                   ARTICLE II
                   SHOPPING CENTER, LEASED PREMISES AND TERM

         Section 2.1 Covenants of Landlord's Authority. Landlord represents and covenants that: (1) prior to commencement of the Lease Term, it will have either good title to or a valid leasehold interest in the land and building of which the leased premises form a part, and (2) upon performing all of its obligations hereunder, Tenant shall peacefully and quietly have, hold and enjoy the premises for the term of this lease.

         Section 2.2 Leased Premises. For the purpose of this lease, Leased Premises shall extend to the exterior faces of all walls or to the building line where there is no wall, or the center line of those walls separating the Leased Premises from other leased premises in the Shopping Center, together with the appurtenances specifically granted in this lease, but reserving and excepting to Landlord the use of the exterior walls and the roof and the obligation to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Leased Premises in locations which will not materially interfere with Tenant's use thereof and serving other parts of the Shopping Center.

         Section 2.3 Term. The term of this lease shall commence on the date set forth in Article 1, Section 1.1 G. and shall continue for the period set forth therein. The fractional month, if any, between the commencement of the Lease Term and the end of the month in which the Lease Term begins is hereinafter referred to as the "Fractional Month".

         Section 2.4 Statement as to Lease Term. After the commencement and termination dates of the Lease Term shall have been determined as provided in
Section 2.3, Tenant, at Landlord's request, shall from time to time execute, acknowledge and deliver written statements to the extent such statements are applicable or accurate in recordable form: (1) ratifying this lease; (2) specifying the commencement and termination dates of the Lease Term; (3) certifying that this lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by Such writings as shall be so stated); (4) that all conditions under this lease to be performed by Landlord have been satisfied or stating those not performed; (5) that there are no defenses or offsets against the enforcement of the lease by Landlord or specifying any such defenses; (6) the date to which the rental has been paid;
(7) the actual number of square feet of floor space in the Leased Premises as certified by Landlord's architect; and (8) that no rental has been paid in advance or specifying any such advance rental.

                                  ARTICLE III
                                    RENTALS

         Section 3.1 Fixed Minimum Annual Rent. Tenant shall pay to Landlord, without demand and without deduction or set-off, at the rental payment place, or such other address for the rental payment place as Landlord by notice in writing to Tenant may from time to time direct, rent as follows: (a) Fixed Rent shall be payable at the annual rate provided in Article 1, Section 1.1 I(Exhibit C), for each year of the Lease Term, in equal monthly installments in advance on the first day of each month during the Lease Term. The Fixed Rent for a Fractional Month (if any) shall be apportioned on a per



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         Tenant shall reimburse Landlord for actual costs for repairs if Tenant refuses or neglects to repair as required.

         Section 6.3 Inspection. Landlord or its representatives shall have the right to enter the Leased Premises at reasonable hours of any business day during the Leased Term to ascertain if the premises are in proper repair and condition.

         Section 6.4 Sidewalks. Tenant agrees to use reasonable diligence to keep the sidewalks and outside areas immediately adjoining the premises clean, and at all times to broom-clean or otherwise keep said sidewalks and outside areas free of trash, litter or obstructions of any kind.

         Section 6.5 Replacement of Glass. At the commencement of the Lease Term all glass in the Leased Premises shall be in good condition and undamaged. Tenant will, at its own expense, replace all glass thereafter broken or damaged.

                                  ARTICLE VII
                             USE OF LEASED PREMISES

         Section 7.1 Use of Leased Premises. Tenant covenants and agrees to use the Leased Premises only for the permitted uses set forth in Article 1,
Section 1.1 F., and for no other Purpose.

         The Leased Premises and all building and improvements thereon shall, during the Lease Term, be used only and exclusively for lawful and moral purposes and no part of the Leased Premises or improvements thereon shall be used in any manner whatsoever for any purposes in violation of the laws, ordinances, regulations or orders of the United States, or of the State, County and/or City where the premises are located or the Fire Insurance Rating Organization and/or the Board of Fire Insurance Underwriters, or any duly constituted subdivision, department or board thereof Tenant shall comply with all such laws, ordinances, regulations, or orders now in effect or hereafter enacted or passed during the Lease Term insofar as the Leased Premises and any signs of Tenant are concerned, and shall make at Tenant's own cost and expense, all repairs, additions and alterations to the Leased Premises ordered or required by such authorities, whether in order to meet the special needs of Tenant, or by reason of the occupancy of Tenant, or otherwise.

         Section 7.2 Rules and Regulations. Tenant's use of the Leased Premises shall be subject, at all times during the Lease Term, to Landlord's right to adopt from time to time, modify and/or rescind reasonable rules and regulations not in conflict with any of the express provisions hereof governing the use of the parking areas, malls, walks, driveways, passageways, signs, exteriors or buildings, lighting and other matters affecting other tenants in and the general management and appearance of the Shopping Center of which the Leased Premises are a part, but no such rule or regulation shall discriminate against Tenant. Tenant agrees to comply with all such Rules and Regulations upon notice to Tenant from Landlord. Tenant also agrees to the following:

         (a) All loading and unloading of goods shall be done only at such time, in the areas, and through the entrances designated for such purposes by Landlord.

         (b) The delivery or shipping of merchandise, supplies and fixtures to and from the Leased Premises shall be subject to such rules and regulations as in the judgement of Landlord are necessary for the proper operation of the Leased Premises or Shopping Center.

         (c) All garbage and refuse shall be kept in the kind of container specified by Landlord, or duly constituted public authority, and shall be placed outside of the Leased Premises prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any Tenant's refuse or rubbish and maintain all common loading areas in a clean manner satisfactory to the Landlord.

         (d) No aerial shall be erected on the roof or exterior walls of the Leased Premises or on the grounds without, in each instance, the written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

         (e) No loudspeakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Leased Premises without the prior written consent of Landlord.




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         (f) Tenant shall maintain the inside of the Leased Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures inside the Leased Premises.

         (g) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be deposited therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant.

         (h) Tenant, at its expense, shall employ the services of a reputable termite and pest extermination contractor at regular intervals as Landlord may reasonably require.

         (i) Tenant shall not burn any trash or garbage of any kind in or about the Leased Premises, the Shopping Center, or within one mile of the outside property line of the Shopping Center.

         (j) Tenant agrees that Landlord shall have the right to prohibit the continued use by Tenant of any illegal business operation, advertising or interior display if, in Landlord's opinion, the continued use thereof would impair the reputation of the Shopping Center as a desirable place to shop or is otherwise out of harmony with the general character thereof, and upon notice from Landlord, Tenant shall forthwith refrain from or discontinue such activity.

         (k) Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the Leased Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering, advertising matter or other thing except as may be approved by the Landlord. *See bottom of this page 6.

         (1) Tenant agrees that it will erect on the facade of its premises a store identification sign in accordance with the sign criteria set forth by the Landlord within 30 days following the opening of its store for business.

         (m) Notwithstanding anything herein above to the contrary, tenant agrees to comply with any modifications, additions, new rules and regulations for the use and occupancy of the Shopping Center, as the Landlord, in its full discretion, from time to time promulgates for the best interests of the Shopping Center. Landlord shall have no liability for violation by any other Tenant of the Shopping Center of any rules and regulations, nor shall such violation or the waiver thereof excuse Tenant from compliance.

         Section 7.3 Signs, Awnings, and Canopies. Landlord may erect and maintain such suitable signs as it, in its sole discretion may deem appropriate to advertise the Shopping Center. Tenant may erect and maintain on the exterior of the Leased Premises only flat wall signs and under-canopy signs which shall be of such size and type and in such locations as the City may approve.
Tenant shall keep insured and shall maintain such signs in good condition and repair at all times, and such signs must be lighted at all times after sunset when the Shopping Center is in operation, whether the Leased Premises are open for business or not, unless Landlord shall by written approval given to Tenant waive such requirement. If any damage is done to Tenant's signs, Tenant shall repair same within five (5) days or Landlord shall have the right to repair such signs and bill Tenant for cost of the repairs. *See bottom of this page 6.

         Tenant will not place or suffer to be placed or maintained on any exterior door, wall, or window of the Leased Premises, any sign, awning, or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on either the interior or exterior glass of any window or door of the Leased Premises without first obtaining Landlord's written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other things as may be approved by Landlord in good condition and repair at all times. *See bottom of this page 6.

         Section 7.4 Noise, Obstruction, and Nuisances. Tenant covenants that it will not (i) display any merchandise or maintain any stands in front of the Leased Premises or in the line of buildings in the shopping Center; (ii) erect or maintain any barricade or scaffolding which may obscure tile signs, entrances or show window of any other tenant's business; (iii) create or maintain, or allow others to create or maintain, any nuisances, including without limiting the foregoing general language, loud noises, sound effects, offensive odors and smoke or dust in or about the premises; (iv) place or maintain any signs in any parking area serving the Leased Premises; (v) commit any waste; or (vi) maintain or allow to be maintained any excessively bright lights, changing, flashing, flickering, or lighting devices or similar devices, the effect of which will be visible from the exterior of the Leased Premises.

         ---------------
 *Notwithstanding anything to the contrary herein contained, Landlord shall approve signage for the leased premises (including awnings, lighting) substantially similar to the same affixed to the building located at 2704 Alt. 19, N., Palm Harbor, FL 34683 commonly known as TALK.com.

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                                  ARTICLE VIII
                          TENANT'S BUSINESS OPERATIONS

         Section 8.1 Normal Operation. Tenant shall operate one hundred percent (100%) of the Leased Premises during the entire Lease Term under the name(s) set forth in Section 1.1 C., or such other name as Landlord shall approve in writing, with due diligence and efficiency. Subject to inability by reason of strikes or labor disputes; Tenant shall conduct its business in the Leased Premises during the regular customary days and hours for such type of business in the city or trade area in which the Shopping Center is located. Tenant shall install and maintain at all times displays of merchandise in the display windows, if any, of the Leased Premises. Tenant shall keep and display windows and signs, if any, in the Leased Premises well lighted during the hours from sundown to 11:00 p.m., unless either prevented from doing so by events beyond the control of Tenant or such requirement is waived by Landlord.

         Section 8.2 Relationship of the Parties. Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither the method of computing rent nor any other provisions contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Landlord and Tenant.

                                   ARTICLE IX
                   ADDITIONS, ALTERATIONS, AND TRADE FIXTURES

         Section 9.1 By Landlord. Landlord hereby reserves the right at any time to make alterations or additions to the building in which the Leased Premises are contained and to build additional stories thereon. Landlord also reserves the right to construct other buildings or improvements in the Shopping Center of common areas from time to time and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings so constructed, provided such construction will not be part of the CAM per 4.1. This excludes the actual leased premises.

         Section 9.2 By Tenant. Tenant may from time to time, at its own expense, alter, renovate or improve the interior of the Leased Premises provided the same be performed in a good and workmanlike manner, in accordance with accepted building practices and so as not to weaken or impair the strength or substantially lessen the value of the building in which the Leased Premises are located. No changes, alterations or improvements affecting the exterior of the Leased Premises shall be made by Tenant without the prior written approval of Landlord. Any work done by Tenant under the provisions of this Section shall not interfere with the use by the other tenants of their premises in the Shopping Center.

         All alterations, decorations, additions and improvements made by Tenant, or made by Landlord on Tenant's behalf as provided in this lease, shall remain the property of the Tenant for the Lease Term or any extension or renewal thereof, but they shall not be removed from the Leased Premises without the prior written consent of Landlord.

         Upon termination of this lease or upon the termination of any renewal term thereof, Tenant shall remove such alterations, decorations, additions and improvements and restore the Leased Premises as provided in Section 9.5, and if Tenant fails to do so and moves from the Leased Premises, all such alterations, decorations, additions and improvements shall become the property of Landlord.

         Section 9.3 Indemnity and Insurance. Tenant shall indemnify and hold Landlord harmless from any and all claims for damages or otherwise based upon or in any manner growing out of any alterations or construction undertaken by Tenant under the terms of this lease, including all costs, damages, expenses, court costs and attorney fees incurred in or resulting from claims made by other tenants or premises in the Shopping Center, their agents, employees, patrons and invitees.

         Before undertaking any alterations or construction, Tenant shall obtain and pay for a public liability policy insuring Landlord and Tenant against any liability which may arise on account of such proposed alteration or construction work in limits of not less then $500,000.00 for any one person, $1,000,000.00 for more than one person in any one accident and $100,000.00 for property damage, and a certificate or copy of such policy shall be delivered to Landlord prior to the commencement of such proposed work. Tenant shall also maintain at all times fire insurance with extended coverage in the name of Landlord and Tenant as their interest may appear in an amount adequate to cover the

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cost of replacement of all alterations, decorations, additions or improvements in and to the Leased Premises, and all trade fixtures therein, in the event of fire or extended coverage loss. Tenant shall deliver to Landlord certificates of such fire insurance policies which shall contain a clause requiring the insurer to give Landlord ten (10) days notice of cancellation of such policies.

         Section 9.4 Mechanic's Liens. If by reason of any alterations, repair, labor performed or materials furnished to the Leased Premises for or on behalf of Tenant, any mechanic's or other lien shall be filed, claimed, perfected or otherwise established as provided by law against the Leased Premises, Tenant shall discharge or remove the lien by bonding or otherwise within thirty (30) days after notice from Landlord to Tenant of the filing of same.

         Section 9.5 Trade Fixtures. Provided Tenant is not in default hereunder, Tenant shall have the right, at the termination of this lease, to remove any and all trade fixtures, equipment and other items of personal property not constituting a part of the freehold which it may have stored or installed in the Leased Premises, including but not limited to counters, shelving, showcases, chairs, and movable machinery purchased or provided by Tenant and which are susceptible to being moved without damage to the building, provided this right is exercised before the lease is terminated or during the ten (10) day period immediately following such termination and provided that Tenant shall repair any damage to the Leased Premises caused thereby. The right granted Tenant in this Section 9.5 shall not include the right to remove any plumbing or electrical fixtures or equipment, heating or air conditioning equipment, floor coverings (including wall-to-wall carpeting) glued or fastened to the floors or any paneling, tile, or other materials fastened or attached to the walls or ceilings, all of which shall be deemed to constitute a part of the freehold, and, as a matter of course, shall not include the right to remove any fixture or machinery that was furnished or paid for by the Landlord. Buildings shall be left in a broom-clean condition. If Tenant shall fail to remove its trade fixtures or other property at the termination of this lease or within ten (10) days thereafter, such fixtures and other property not removed by Tenant shall be deemed abandoned by Tenant, and, at the option of Landlord shall become the property of Landlord.

                                   ARTICLE X
                              TAXES AND INSURANCE

         Section 10.1 Tenant's Taxes. Tenant covenants and agrees to pay promptly when due all taxes imposed upon its business operation and its personal property situated in the Leased Premises.

         Section 10.2 Tenant's Participation in Real Estate Taxes. Landlord will pay all real property taxes which may be levied or assessed by any lawful authority against the land and improvements in the Shopping Center. Tenant shall pay as additional rent hereunder all amount equal to its Prorata Share of such taxes. Such amount shall be payable in advance on the first day of each month, based upon Landlord's reasonable estimate thereof based on previous years actual taxes. Following each calendar year, Landlord shall furnish Tenant with a statement of the actual amount of such expense for such period, and appropriate adjustment and payment shall be made for any excess or deficiency. The initial monthly payment due hereunder shall be the amount provided in
Article I, Section 1.1 O. If the Lease Term ends on a date other than
December 31 of any year, Tenant's obligation for the period commencing
January 1 during such year and ending on the last day of the Lease Term shall be prorated on a per diem basis and shall be payable by Tenant notwithstanding that the taxes and assessments payable during such year have not been determined as of the end of the Lease Term.

         Section 10.3 Liability Insurance. Tenant shall remain at its own expense public liability insurance covering the Leased Premises for the joint benefit of Landlord and Tenant with coverage of not less than $500,000.00 for personal injury, including death, for any one person, $1,000,000.00 for more than one person in any one accident, and $100,000.00 for property damage. The policy of insurance may be in the form of a general coverage or floater policy covering these and other premises, provided that Landlord is specifically covering therein. A duplicate copy of the policy or certificate of such insurance shall be delivered to Landlord. Such liability insurance shall also cover and include all exterior signs maintained by Tenant. Landlord shall carry public liability insurance covering the exterior of the Leased Premises, including but not limited to the sidewalks, malls and parking lot.

         Section 10.4 Increase in Fire Insurance Premium. Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance which may be carried by Landlord on the Leased Premises or the building of which they are a part, resulting from the type of merchandise sold or services rendered

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by Tenant in the Leased Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Leased Premises, a schedule, issued by the organization making the insurance rate on the Leased Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Leased Premises.

         Tenant shall not knowingly use or occupy the Leased Premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra-hazardous on account of fire or otherwise. In the event Tenant's use and/or occupancy causes any increase or premium for the fire, boiler and/or casualty rates on the Leased Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the Leased Premises, Tenant shall pay such additional premium on the fire, boiler and/or casualty insurance policies. Tenant shall also pay in such event, any additional premium on the rent insurance policy that may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent, but such increases in the rate of insurance shall not be deemed a breach of this covenant by Tenant.

         Tenant shall pay as additional rent hereunder its Prorata Share of the total premiums for liability and fire and extended coverage insurance (including "Difference in Conditions" coverage) carried by Landlord with respect to the Shopping Center. Such amount shall be payable in advance on the first day of each month, based on Landlord's actual estimate thereof from time to time. Following each calendar year, Landlord shall furnish Tenant with a statement of the actual amount of such expense for said period, and appropriate adjustment and payment shall be made for any excess or deficiency. The initial monthly payment due hereunder shall be the amount provided in Article I,
Section 1.1. P. If the Lease Term ends on any date other than December 31 of any year, Tenant's obligation for the period commencing January 1 during such year and ending on the last day of the Lease Term shall be prorated on a per diem basis and shall be payable by Tenant notwithstanding that the premiums payable during such year have not been determined as the end of the Lease Term.

         Section 10.5 Tenant's Insurance. During the Lease Term, Tenant, at its own cost and expense, shall keep all furniture, fixtures, inventory and equipment, whether supplied or owned by Tenant or by Landlord, and all glass forming a part of the Leased Premises, including but not limited to plate glass, insured to the extent of its full insurable value against loss or damage by fire and windstorm, with extended coverage. Tenant shall also carry business interruption coverage in amounts sufficient to pay the Fixed Rent hereunder. Tenant agrees that this insurance and all other insurance carried by Tenant shall contain a waiver of subrogation against Landlord. Tenant shall deliver certified copies of all insurance policies to Landlord together with proof that the premiums have been paid.

                                   ARTICLE XI
          DAMAGES, DESTRUCTION OR CONDEMNATION OF THE LEASED PREMISES

         Section 11.1 Damage or Destruction by Fire or Other Casualty. If the Leased Premises is damaged or destroyed by fire, flood, tornado, or by the elements, or through any casualty, or otherwise, after the commencement of the Lease Term, this lease shall continue in full force and effect, and Landlord at its expense shall promptly restore, repair or rebuild the Leased Premises including but not limited to the store front, to the same condition as it existed when the possession of the Leased Premises were turned over to the Tenant at the commencement of the Lease Term, within (90) days after such damage or destruction. In the event Landlord fails to restore the Leased Premises as aforesaid, Tenant's sole remedy against Landlord shall be to terminate this lease as of the date of such casualty. Rent and additional rent, if any, shall abate from the date of such damage or destruction until ten (10) days after Landlord has repaired or restored the building in the manner and in the condition provided in this Section and notified Tenant of such fact.

         In the event that a part only of the Leased Premises is untenantable or incapable of use for the normal conduct of Tenant's business therein, a just and proportionate part of the rent shall be abated from the date of such damage until (10) days after Landlord has completely repaired same and notified Tenant of such fact.

         In the event that the Leased Premises shall be damaged in whole or in substantial part within




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the last twenty-four (24) months of the Lease Term or within the last twenty-four (24) months of the last renewal term, if renewals are provided for herein, Landlord or Tenant shall have the option, exercisable within ninety
(90) days following such damage, of terminating this lease, effective as of the date of mailing notice thereof.

         No damage or destruction to the Leased Premises shall allow Tenant to surrender possession of the Leased Premises nor affect Tenant's liability for the payment of rent or any other covenant contained herein, except as may be specifically provided in this lease. Notwithstanding any of the provisions herein to the contrary, Landlord shall have no obligation to rebuild the premises unless the damage or destruction is a result of a casualty covered by Landlord's insurance policy.

         Tenant shall give to Landlord prompt written notice of any damage to or destruction of any portion of the Leased Premises resulting from fire or other casualty.

         Section 11.2 Loss or Damage to Tenant's Property. Landlord shall not be liable for any damage to property of Tenant or of others located on the Leased Premises, nor for the loss of or damage to any property of Tenant, or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by other tenants or persons in the Leased Premises, occupants of property adjacent to the Shopping Center, or public or quasi-public work.

Landlord shall not be liable for any latent defect in the Leased Premises or in the building of which they form a part except for a period of one (1) year from the date Tenant takes possession of the Leased Premises. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of Tenant only, and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, unless such damage shall be caused by the willful act or gross neglect of Landlord. Notwithstanding, the above Landlord shall be responsible for any claims or damages arising from Landlord negligence or willful misconduct.

         Section 11.3 Condemnation. In the event the entire Leased Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this lease shall terminate and expire as of the date of such taking, and Landlord and Tenant shall thereupon be released from any further liability hereunder.

         In the event more than fifteen percent (15%) of the floor area of the Leased Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, Tenant and Landlord shall have the right to cancel and terminate this lease as of the date of such taking upon giving Landlord and Tenant notice of such election within thirty (30) days after the receipt by Tenant from Landlord of notice that said Leased Premises have been so appropriated or taken. In the event of such cancellation, Landlord and Tenant shall thereupon be released from any further liability under this lease. Immediately after any appropriation or taking, Landlord shall give
Tenant notice thereof. If this lease shall not be terminated as provided in this section, then Landlord at its cost and expense shall immediately restore the building to a complete unit of like quality and character abate of rent and additional rent incurred as a result of the casualty.

         All compensation awarded or paid upon such a total or partial taking of the Leased Premises shall belong to and be the property of Landlord without any participation by Tenant; provided, however, that nothing contained herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, and/or depreciation to, damage to, and/or cost of removal of , and/or for the value of stock and/or trade fixtures, furniture and other personal property belonging to Tenant; provided further, that no such claim shall diminish or otherwise adversely affect Landlord's award or the award(s) of any and all ground and underlying lessor(s) and mortgagee(s).

                                  ARTICLE XII
                         DEFAULT BY TENANT AND REMEDIES


         SECTION 12.1 DEFAULT. If Tenant fails to pay any rental due hereunder or if Tenant defaults in fulfilling any of the covenants of this lease, Landlord may give Tenant notice thereof. If such default is not remedied within five (5) days following such notice, all of Tenant's rights under this lease shall terminate, and Tenant shall immediately quit and surrender the premises to Landlord, but Tenant shall continue liable for the payment of rent and other sums due hereunder. If the nature of the default is such that it cannot reasonably be cured within the period of 30 days other than the payment of rent and work thereon shall be commenced within the period and diligently prosecuted to completion, Tenant's rights under this lease shall not terminate as a result of such default being thus cured or corrected.

         If at any time during the term there shall be filed by or against Tenant or against any successor tenant then in possession, in any court pursuant to any statute either of the United States or of any state, a petition
(i) in bankruptcy, (ii) alleged insolvency, (iii) for reorganization, (iv) for the appointment of a receiver, or (v) for an arrangement under the Bankruptcy Act, or if a similar type of proceeding shall be filed, Landlord may terminate Tenant's rights under this lease by notice in writing to Tenant, and thereupon Tenant shall immediately quit and surrender the Leased Premises to Landlord, but Tenant shall continue liable for the payment of rent and all other sums due hereunder.

         Section 12.2 Landlord's Rights on Default. If Tenant's rights under this lease shall have terminated as above, Landlord may immediately, or at any time thereafter, re-enter the Leased Premises and remove all persons and all or any property therefrom, by a suitable action or proceeding at law, or by force or otherwise possess and enjoy the premises, together with all additions, alterations and improvements, and Landlord may, at its option, repair, alter, remodel and/or change the character of the premises as it may deem fit and/or at any time relet the Leased Premises or any part or parts thereof, as the agent of Tenant or otherwise. The exercise by Landlord of any right granted in the sentence immediately preceding shall not relieve Tenant from the obligation to make all rental payments, and to fulfill all other covenants required by this lease, at the time and in the manner provided herein, and if Landlord so desires, all current and future rent and other monetary obligations shall become due and payable. Tenant throughout the remaining term hereof shall pay Landlord, no later than the last day of each month during the term, the then current excess, if any, of the sum of the unpaid rentals over the proceeds, if any, received by landlord from such reletting, if any. Landlord shall not be required to relet the Leased Premises. The Landlord shall make reasonable effort to relet the Leased Premises. If Landlord attempts to relet the Leased Premises, Landlord shall be the sole judge as to whether or not a proposed tenant is suitable and acceptable. Landlord's expenses incurred in connection with such repair, alteration, remodeling or change, together with any other expenses incurred by it in connection with the reletting of the Leased Premises (including but not limited to brokerage fees, if any) shall be deemed additional rentals payable hereunder.

         In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have, in addition to any other remedies which it may have, the right to invoke any remedy allowed at law or in equity to enforce Landlord's rights or any of them, as if re-entry and other remedies were not herein provided for.

         Section 12.3 Non-Waiver Provisions. The failure of Landlord/and/or Tenant to insist upon a strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

         The maintenance of any action or proceeding to recover possession of the Leased Premises, or any installment or installments of rent or any other monies that may be due or become due from Tenant to Landlord, shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for the recovery of possession of the premises or of any other monies that may be due or become due from Tenant. Any entry or re-entry by Landlord shall not be deemed to absolve or discharge tenant from liability hereunder.

         Section 12.4 Landlord's Expenses. In the event of litigation, the non-prevailing party shall be liable for all attorney's fees incurred by both the prevailing party and the non-prevailing party. If Tenant's rights hereunder are not terminated, the amount of such expenses shall be deemed to be additional rent hereunder and shall forthwith be due and payable by Tenant to Landlord.

                                  ARTICLE XIII
                      MORTGAGE FINANCING AND SUBORDINATION

         Section 13.1 Subordination. This lease and all of Tenant's rights hereunder are and shall be subordinate to any mortgages or deed of trust which Landlord may place upon the Shopping Center. However, Tenant shall, upon request or either Landlord or the holder of any mortgage or deed of trust on the Shopping Center, execute any documents expressly subordinating this lease to any mortgage or mortgages now or hereafter placed upon the Landlord's interest in the premises or future additions thereto, and Tenant shall execute and deliver upon demand, such further instruments subordinating this lease to the lien of any such mortgage or mortgages, provided such subordination shall be upon the express condition that this lease shall be recognized by the mortgagees and that the rights of Tenant shall remain in full force and effect during the term of this lease and any extension thereof, notwithstanding any default by the mortgagors with respect to the mortgages or any foreclosure thereof, so long as Tenant shall perform all of the covenants and conditions of this lease. Tenant agrees to execute all agreements required by Landlord's mortgagee or any purchaser at a foreclosure sale or sale in lieu of foreclosure by which agreements Tenant will attorn to the mortgagee or purchaser.

         Section 13.2 Priming the Lease. Any mortgagee may at its option elect to subordinate the lien of its mortgage to this lease by executing and causing to be recorded in the place where a deed to the Shopping Center would be required to be recorded, an instrument evidencing such subordination.

                                  ARTICLE XIV
                                OTHER PROVISIONS

         Section 14.1 Indemnity. Tenant during the term hereof shall indemnify and save harmless Landlord from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, occurring within the Leased Premises arising out of the use and occupancy of the Leased Premises by Tenant, its agents, contractors, employees, servants, lessees or concessionaires, excepting however such claims and demands, whether for injuries or persons or loss of life, or damage to property, caused by acts or omissions of Landlord or arising out of the use of the Common Facilities as defined in the lease. If, however, any liability arises in the common area because of negligence of Tenant, Tenant's agents, employees, contractors, invitees, or visitors, then in such event Tenant shall hold Landlord harmless. In the event of litigation, the non-prevailing party shall be liable for all attorney's fees incurred by both the prevailing party and the non-prevailing party. If Tenant's rights hereunder are not terminated, the amount of such expenses shall be deemed to be additional rent hereunder and shall forthwith be due and payable by Tenant to Landlord.

         Section 14.2. Definitions and Liability of Landlord. The term "Landlord" as used in this lease means only the owner for the time being of the building in which the Leased Premises are located or the owner of a leasehold interest in the building and/or the land thereunder so that in the event of sale of the building or an assignment of this lease, or a demise of the building and/or land, Landlord shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder and it shall be deemed without further agreement between the parties and such purchaser(s), assignee(s), or lessee(s) that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder.

         It is specifically understood and agreed that there shall be no personal liability on the officers and employees of Barrett Family Partnership I, Ltd, in respect to any of the covenants, conditions or provisions of this lease; in the event a breach or default by Landlord of any of its obligations under this lease, Tenant shall look solely to the equity of Landlord in the Shopping Center for the satisfaction of Tenant's remedies.

         Section 14.3 Assignment and Subletting. Tenant shall not assign this Lease or sublet the Premises without the prior written consent of Lessor, which consent will not be unreasonably withheld.

         It is understood, however, that any such assignee shall be considered as the tenant of the Lessor, and Lessor shall recover and be entitled to all rents to be paid by such assignee. The current lessee shall be entitled to recover any excess rents paid by assignee that exceed the rent provided for hereunder.

         Any such assignment or sublease, whether by operation of law or otherwise, made without Lessor's prior written consent shall entitle Lessor to declare Tenant in default hereunder with the same force and effect as though all rentals due and to become due hereunder were due and payable and payment thereof had been refused by tenant.

         Notwithstanding any of the above, the Lessee shall remain as Guarantor under this Lease.

         Section 14.4 Notices. Whenever notice shall or may be given to either of the parties by the other, each such notice shall be registered or certified mail to Landlord, Barrett Family Partnership I, LTD, d/b/a The Commonwealth Center, c/o J B Management, Inc., 300 S. Duncan Avenue, Suite 275, Clearwater, FL 33755.

         Notice to tenant shall be addressed as specified in Article 1, Section
1.1 D., or in each case, to such other address as either may from time to time designate in writing to the other. Any notice under this lease shall be deemed to have been given at the time it is placed in the mail with sufficient postage prepaid.

         Section 14.5 Interest on Late Payments. See Addendum attached hereto.

         Section 14.6 Short Form Lease. Tenant agrees not to record this lease without the express written consent of Landlord and further agrees to execute, acknowledge and deliver at any time after the date of this lease, at the request of Landlord, a short form lease suitable for recording.

         Section 14.7 Tenant's Notice to Landlord of Default. Should Landlord be in default under any of the terms of this lease, Tenant shall give Landlord prompt written notice thereof in the manner specified in Section 14.4 and Tenant shall allow Landlord a reasonable length of time (in any event, not less than thirty (30) days from the date of such notice) in which to Cure such default.

         Section 14.8 Surrender of Leased Premises and Holding Over. At the expiration of the tenancy hereby created, Tenant shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereof to Tenant, reasonable wear and tear excepted, and damage by unavoidable casualty excepted to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement, and Tenant shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations of locks, safes and vaults, if any, in the Leased Premises. Tenant shall remove all its trade fixtures as specified in Section 9.5 and any alterations or improvements, before surrendering the Leased Premises, and shall repair any damage to the Leased Premises caused thereby. Tenant's obligations to observe or perform this covenant shall survive the expiration, whether or not with the consent or acquiescence of Landlord, shall be deemed to be that of a tenancy at will and in no event from month to month or from year to year, and it shall be Subject to all the terms, covenants and conditions of this lease applicable thereto, and no extension or renewal of this lease shall be deemed to have occurred by such holding over.

         Section 14.9 Lien of Landlord for Rent, Taxes, and Other Sums. Landlord shall have, and Tenant hereby grants, a security interest in any furnishings, equipment, fixtures, inventory, or other personal property of any kind belonging to Tenant, or the equity of Tenant therein, on the Leased Premises. The security interest is granted for the Purpose of securing the payment of rent, assessments, charges, penalties, and damages herein covenanted to be paid by Tenant, and for the purpose of securing the performance of all other obligations of Tenant hereunder. Upon default or breach of any covenants of this lease, Landlord shall have all remedies available under the Uniform Commercial Code enacted in the State where the Leased Premises are located including, but not limited to, the right to take possession of the above mentioned property and dispose of it by sale in a commercially reasonable manner. Tenant hereby agrees to sign a Financing Statement upon a request to do so by Landlord, for the purpose of serving notice to third parties of the security interest herein granted. In addition to the security interest granted to landlord, Landlord shall also have a Landlord's lien on all the personal property of Tenant located in the Leased Premises.

         Section 14.10 Security Deposits. Tenant, contemporaneously with the execution of this lease, has deposited with Landlord the Security Deposit as defined in Section 1.1 Q. above, receipt of which is hereby acknowledged by Landlord. This deposit shall be held by Landlord without liability for interest as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this lease by Tenant to be kept and performed during their term. If at any time during the term of this lease any of the rent shall be overdue and unpaid, or any other sum payable by Tenant to Landlord shall be overdue and unpaid, then Landlord may at its option appropriate and apply the entire Security Deposit, or so much thereof as may be necessary, to compensate the landlord for loss or damage sustained or suffered by landlord due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be apportioned and applied by landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant, then Tenant shall upon the written demand of Landlord, remit to Landlord as additional rental a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a default of this lease. Should Tenant comply with all of the terms covenants and conditions and shall promptly pay all of the rental herein provided for, as it falls due, and all other sums payable by Tenant to Landlord, the Security Deposit shall be returned in full to Tenant at the end of this lease or upon the earlier termination of this lease.

         Section 14.11 Entire and Binding Agreement. This Shopping Center Lease contains all of the agreements between the parties hereto, and it may not be modified in any manner other than by agreement in writing signed by all the parties hereto or their successors in interest. The terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns, except as may be otherwise expressly provided in this lease.

         Section 14.12 Provisions Severable. If any term or provision of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this lease shall be valid and be enforceable to the fullest extent permitted by law.

         Section 14.13 Captions. The captions contained herein are for convenience and reference only and shall not be deemed as a part of this lease or construed as in any manner limiting or amplifying the terms and provisions of this lease to which they relate.

         Section 14.14 Rider. A rider consisting of Six (6) page(s) with Exhibits lettered A,B,C,F and an Addendum is annexed hereto and made a part hereof.

         IN WITNESS THEREOF, Landlord and Tenant have duly executed this lease as of the day and year first above written, each acknowledging receipt of an executed copy hereof.

Signed, sealed and delivered               LANDLORD
in the presence of:                        Barrett Family Partnership I d/b/a
                                                The Commonwealth Center


/s/ Karen Adriance                         By: /s/ Cheryl J. Curtis
----------------------------------             ---------------------------------
                                               as Agent for John P. Barrett, Jr.
----------------------------------             General Partner


Signed, sealed and delivered               TENANT
in the presence of:

/s/ Karen Adriance                         By: /s/ Dr. (ILLEGIBLE)
---------------------------------              ---------------------------------
                                               Progressive Telecommunications
---------------------------------              Corporation, Inc.


This original and any copy thereof shall serve as an original.

                                    ADDENDUM


This Addendum shall become part of the Lease between PROGRESSIVE
TELECOMMUNICATIONS CORPORATION, INC., (As Tenant), and BARRETT FAMILY PARTNERSHIP I d/b/a THE COMMONWEALTH CENTER (As Landlord), on that Lease dated the 3rd day of November, 1999.

It may be the desire of the Landlord to either remodel, revamp or realign the shopping center in some specific mode or manner which is as yet undecided. As long as it does not disturb the quiet enjoyment of the leased premises.

AIR CONDITIONING:

Tenant shall be responsible for the day to day maintenance of the air handling units within the premises, including but not limited to, Freon, filters, belts and motor. Tenant will provide its own air-conditioning contractor to do the work as long as it is Tenant's responsibility to pay for the work as expressly set forth herein above.

OTHER

Loitering/smoking is not permitted in front of the shopping center. Smoking breaks will be taken in the rear of the building.















                                              FOR LANDLORD       FOR TENANT
                                                          ----             ----

                                  EXHIBIT "A"
                               LEGAL DESCRIPTION

The following property in Pinellas County, Florida:

That part of Government Lot 4, in Section 20, Township 29 South, Range 16 East, Pinellas County, Florida, being more particularly described as follows:

Commencing at a point on the East right-of-way line of U.S. Highway 19, said point located S. 89 degrees 19' 48" East, along the South line of said Section 20, a distance of 100.01 feet from the Southwest corner of Section 20, run N. 01 degrees 26' 21" East, 5 feet along the East right-of-way line of U.S. Highway 19 for a Point of Beginning (POB #1); then continue N. 01 degrees 26' 21" East, 345 feet thence S. 89 degrees 19' 18" East, 175 feet; thence N. 01 degrees 26' 21" East, 200 feet; thence N. 89 degrees 19' 48" West, 175 feet to the East right-of-way line of U.S. Highway 19; thence N. 01 degrees 26' 21" East, along said East right-of-way line 615.56 feet; thence S. 89 degrees 26' 5O" East, 885.0 feet; thence S. 01 degrees 26' 21" West, 572 feet; thence N. 89 degrees 19' 48" West, parallel to the South line of Section 20, 263 feet; thence S. 01 degrees 26' 21" West, 246 feet; thence North 89 degrees 19' 48" West, 12 feet; thence S. 01 degrees 26' 21" West 344.37 feet; thence N. 89 degrees 19' 48" West, parallel to the South line of Section 20, 610.0 feet to the Point of Beginning,

LESS THE FOLLOWING, to-wit:

That part of Government Lot 4, in Section 20, Township 29 South, Range 16 East, Pinellas County, Florida, more particularly described as follows:

Commencing at a point on the East right-of-way line of U.S. Highway 19, said point located S. 89 degrees 19' 48" E., along the South line of said Section 20, a distance of 100.01 feet from the Southwest corner of Section 20, run N. 01 degrees 26' 21" E., 5.00 feet along the East right-of-way line of U.S. Highway 19 for a Point of Beginning; thence continue N. 01 degrees 26' 21" E.,
345.00 feet; thence S. 89 degrees 19' 48" E., 252.55 feet; thence S. 01 degrees 20' 21" W., 345.00 feet; thence N. 89 degrees 19' 48" W., 252.55 feet to the
Point of Beginning,

LESS THE FOLLOWING, to-wit:

That part of Government Lot 4, in Section 20, Township 29 South, Range 16 East, Pinellas County, Florida, more particularly described as follows:

Commencing at the Southwest corner of Section 20, Township 29 South, Range 16 East, Pinellas County, Florida, run S. 89 degrees 19' 48" E., 100.01 feet; thence N. 01 degrees 26' 21" E., 623.79 feet for a Point of Beginning; thence continue N. 01 degrees 26' 21" E., 179.82 feet; thence S. 89 degrees 19' 48" E., 210.24 feet; thence S. 01 degrees 26' 21" W., 179.82 feet; thence N. 89 degrees 19' 48" W., 210.24 feet to the Point of Beginning,

LESS THE FOLLOWING, to-wit:

That part of Government Lot 4, in Section 20, Township 29 South, Range 16 East, Pinellas County, Florida, more particularly described as follows:

From the Southwest corner of Section 20, Township 29 South, Range 16 East, Pinellas County, Florida, run S. 89 degrees 19' 48" E., 100.01 feet to the East, right-of-way line of U.S. Highway 19; thence N. 01 DEGREES 26' 21" E.,
5.0 feet; thence S. 89 Degrees 19' 48" E., 415.65 feet for a Point of Beginning; thence N. 01 degrees 25' 18" E., 123 feet; thence S. 88 degrees 34' 42" E., 164.40 feet; thence S. 01 degrees 26' 21" W.; 120.45 feet; thence N. 89 degrees 19' 48" W., 164.35 feet to the Point of Beginning.






                                            FOR LANDLORD        FOR TENANT
                                                        -----             -----

                       COMMONWEALTH CENTER -- SITE PLAN

                                  EXHIBIT "B"




















                                    [SITE PLAN]

















                                            FOR LANDLORD        FOR TENANT
                                                        -----             -----

                                  EXHIBIT "C"

                                  RENT SCHEDULE

         This Exhibit "C" is part of the Lease between BARRETT FAMILY PARTNERSHIP I, LTD. d/b/a THE COMMONWEALTH CENTER (As Landlord), and PROGRESSIVE TELECOMMUNICATIONS CORPORATION, INC. (As Tenant), dated the 3rd day of NOVEMBER, 1999.



                                                                                     ANNUAL       MONTHLY
                                                                                      RENT          RENT
                                                                                  -----------    ----------

Rent charges for 52,000 square feet @ $5.25 psf                                   $273,000.00    $22,750.00
(12/1/99 to 4/30/01)*                     7% sales tax                            $ 19,110.00    $ 1,592.50
                                                                                  -----------    ----------
                                    Total Rent charges                            $292,110.00    $24,342.50

Rent charges for 70,000 square feet @ $5.25 psf                                   $367,500.00    $30,625.00
(5/1/01 to 10/31/02)                      7% sales tax                            $ 25,725.00    $ 2,143.75
                                                                                  -----------    ----------
                                    Total Rent charges                            $393,225.00    $32,768.75


--------
* The first (1st), eleventh (11th) and twelfth (12th) months of this Lease are abated to $(0) zero dollars.





Consumer Price Index Increase on first option to renew lease only. (4th year)









                                            FOR LANDLORD        FOR TENANT
                                                        -----             -----

                                  EXHIBIT "D"

                        LANDLORD/TENANT WORK SCHEDULE

         THIS EXHIBIT "D" is part of the Lease between BARRETT FAMILY PARTNERSHIP I, d/b/a THE COMMONWEALTH CENTER (As Landlord), and PROGRESSIVE TELECOMMUNICATIONS CORPORATION, INC., (As Tenant), dated the 3rd day of NOVEMBER, 1999.

Lessee agrees to lease the space known as 18489 U.S. Hwy. 19, Clearwater, FL 33764, in "as is" condition except as provided for otherwise expressly written in this lease.

Lessee must submit the architectural drawings for the proposed renovation to the Lessor by 12/l/99, for Lessor's approval.

Lessee currently intends such architectural changes to the leased premises, including but not limited to the interior, exterior facade and the landscaping to give a look, feel and functionality substantially similar to that of the building located at 2704 Alt. 19, N., Palm Harbor, FL 34663 commonly known as Talk.com Landlord shall approve such architectural plans.







                                            FOR LANDLORD        FOR TENANT
                                                        -----             -----

                                  EXHIBIT "E"

                                 RENEWAL OPTION

         This Exhibit "E" is part of the Lease between BARRETT FAMILY PARTNERSHIP I d/b/a THE COMMONWEALTH CENTER (As Landlord), and PROGRESSIVE TELECOMMUNICATIONS CORPORATION, INC., (As Tenant), dated the 3rd day of NOVEMBER, 1999.

Tenant shall have the right, provided Tenant is not then in default pursuant to the provisions of this lease, to elect to renew the terms of this lease for SIX
(6) period(s) of THREE (3) year(s), such renewal to be upon the same terms, and subject to the same covenants and agreements as in this lease provided. CPI increase at the beginning of year 4 only.

If Tenant so elects to renew the term of this lease, Tenant shall give notice to Landlord in writing, at least two (2) months prior to the term hereof, of such election.

Non-receipt of written notice by the Landlord prior to the two (2) months specified herein shall cancel without prejudice the right of the Tenant to renew this lease and the Landlord shall have no further obligation to extend this lease for the Tenant.





                                            FOR LANDLORD        FOR TENANT
                                                        -----             -----

                                   EXHIBIT "F"

                        SIGN SPECIFICATIONS AND CRITERIA

THIS EXHIBIT "F" IS PART OF THE LEASE BETWEEN BARRETT FAMILY PARTNERSHIP I d/b/a THE COMMONWEALTH CENTER (AS LANDLORD), AND PROGRESSIVE TELECOMMUNICATIONS CORPORATION, INC. (AS TENANT), DATED THE 3RD DAY OF NOVEMBER, 1999.

ALL SIGNS SHALL BE AS FOLLOWS AND SHALL BE MOUNTED ON THE FRONT FACADE OF TENANT'S LEASED SPACE.

1. Wall mounted main identification signage shall be internally illuminated raceway mounted channel letters. Returns to be fabricated out of .040 aluminum painted bronze. Raceways painted to match color of building, faces red, blue or green with gold or silver jewelite trim.

2. Letters to be minimum of 24" high with double row neon. Typefaces to be helvetica bold, or helvetica medium. Others subject to Landlord's approval.

3. Message to run no more that 75% of Tenant's leased frontage. All signage to be limited to one line of copy centered both horizontally and vertically on mansard.

4. All electrical components shall be UL listed, wiring shall be UL approved and finished sign to bear UL label.

5.       Final hook-up to be done by licensed electrician.

6. Tenant's sign company shall be responsible for pulling sign permit and complying with City of Clearwater regulations.

7. All sign specifications must be approved in writing by the Landlord or his Agent prior to Tenants' purchasing and installing their individual identification signs.

8.       All signs and hook-up shall be at the sole expense of the Tenant.

9. All signs must be installed and in place within 30 days following Tenant taking possession of the leased premises.

Tenant shall have the right to Install lit signage above store front. Landlord shall provide tenant one space on property marquis. Above cost will be at Tenant's expense using the Landlord's criteria.

Notwithstanding the foregoing Exhibit "F" there are express provisions otherwise contained hereinabove.






                                            FOR LANDLORD        FOR TENANT
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